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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Registration Statement on Form S-3 (No. 333-58620) of Viasystems Group, Inc of our report dated January 28, 2002, except for Recent Events in Note 1 and Note 25 for which the date is March 29, 2002 relating to the financial statements and financial statement schedules, which appears in this Form 10-K.


PricewaterhouseCoopers LLP

Fort Worth, Texas
March 29, 2002